EXHIBIT 10.2


                       AMENDMENT TO CONSULTING AGREEMENT

   This Amendment to Consulting Agreement is made as of this 5th day of August, 1996 in Tel-Aviv, Israel by and between Carnival Corporation (formerly known as Carnival Cruise Lines, Inc.), a company organized under the laws of the Republic of Panama (the "Company"), and Arison Investments Ltd., a company organized under the laws of the State of Israel
(the "Consultant").
                                R E C I T A L S

   WHEREAS, the Company and the Consultant entered into that certain Consulting Agreement dated as of July 31, 1992 (the "Consulting Agreement"); and

   WHEREAS, the Company and the Consultant desire to modify the Consulting Agreement as set forth herein;

   NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

   1. Section 4.1 of the Agreement shall be amended in its entirety to read as follows:

        4.1 The initial term of this Agreement shall commence on July 31, 1992 and shall continue until November 25, 1999.

   2. Section 4.3 of the Consulting Agreement shall be deleted in its entirety.

   3. Except as expressly modified by this Amendment, all terms and conditions of the Consulting Agreement remain in full force and effect and are hereby ratified and confirmed in all respects by the parties hereto as if set forth herein in their entirety.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                                      CARNIVAL CORPORATION

                                      By:__________________________
                                           Howard S. Frank
                                      Title:    Vice Chairman

                                      ARISON INVESTMENTS LTD.

                                      By:__________________________
                                      Print Name:___________________
                                      Title:_________________________

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